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                                                                   EXHIBIT 10.51

                                                                  EXECUTION COPY

                                October 24, 2003

Ingram Funding Inc.
1610 East St. Andrew Place
Santa Ana, CA 92705

Ingram Micro Inc.
1600 East St. Andrew Place
Santa Ana, CA 92705

         Re: The Pooling Agreement and the Series 2000-1 Supplement (each as defined below)

Ladies and Gentlemen:

         Reference is hereby made to (i) that certain Ingram Funding Master Trust Amended and Restated Pooling Agreement dated as of March 8, 2000, among Ingram Funding Inc. ("Funding"), Ingram Micro Inc., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Pooling Agreement"), and (ii) that certain Ingram Funding Master Trust Series 2000-1 Supplement dated as of March 8, 2000, among Funding, the Master Servicer, Redwood Receivables Corporation, as the initial purchaser ("Redwood"), the several financial institutions party thereto from time to time as liquidity banks (the "Liquidity Banks"), General Electric Capital Corporation, as agent for Redwood and the Liquidity Banks (the "Agent"), and the Trustee (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Series 2000-1 Supplement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Pooling Agreement or the Series 2000-1 Supplement, as the case may be.

         The Master Servicer has requested the consent of the Agent and Redwood to (1) terminate that certain Lockbox Agreement dated as of March 8, 2000 among Funding, the Master Servicer, the Trustee and Bank of America N.A. (the "Bank of America Lockbox Agreement"), (2) close the Lockbox Accounts referred to in the Bank of America Lockbox Agreement (the "Bank of America Lockbox Accounts") and
(3) open new Lockbox Accounts at Fleet National Bank (such Lockbox Accounts, the "Fleet Lockbox Accounts"). Each of the undersigned parties hereby consents to
(a) the termination of the Bank of America Lockbox Agreement, (b) the closing of the Bank of America Lockbox Accounts and (c) the opening of the Fleet Lockbox Accounts; provided that the foregoing consent is conditioned upon the receipt by the Agent of a fully-executed Lockbox Agreement with respect to the Fleet Lockbox Accounts in the form attached hereto as Exhibit A.

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         Except as otherwise expressly provided herein, this letter agreement shall not operate as a waiver of any Early Amortization Event, or of any right, power, or remedy of Redwood, the Liquidity Banks, the Trustee or the Agent under the Pooling Agreement or the Series 2000-1 Supplement or any other applicable Transaction Document; and the Pooling Agreement and the Series 2000-1 Supplement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

         This letter agreement shall he governed by, and construed in accordance with, the laws of the State of New York. This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                         Very truly yours,

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as Agent and sole Liquidity Bank

                         By: /s/ Howard Bailey
                            ---------------------------------
                             Name: Howard Bailey
                             Title: Duly Authorized Signatory

                         REDWOOD RECEIVABLES CORPORATION,
                         as Initial Purchaser and as sole VFC Certificateholder

                         By: /s/ [ILLEGIBLE]
                             --------------------------
                             Name: [ILLEGIBLE]
                             Title: Assistant Secretary

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Acknowledged and agreed to:

AMBAC ASSURANCE CORPORATION,
as Insurer

By: /s/ Nicholas G. Goumas
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    Name: Nicholas G. Goumas
    Title: Managing Director

JPMORGAN CHASE BANK, not in its
individual capacity but solely as
Trustee

By: /S/ Joseph M. Costantino
    ------------------------------
    Name: Joseph M. Costantino
    Title: Trust Officer

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